UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2009

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction	Commission File Number	I.R.S. Employer
of Incorporation		Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
Item 9.01 Financial Statements And Exhibits
SIGNATURE
Ex-99.1 Press release issued by the Company on April 27, 2009

Item 2.02. Results of Operation and Financial Condition.
On April 27, 2009, Legacy Bancorp, Inc. (the “Company”) the holding company for Legacy Banks, issued a press release announcing its financial results for the first quarter 2009. The Company will conduct a conference call at 3:00 p.m. Eastern Time on April 28, 2009 to discuss the results for the quarter ended March 31, 2009. Instructions on how to access the call are contained in the press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits
(d) Attached as Exhibit 99.1 is the press release issued by the Company on April 27, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: April 27, 2009	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer